Consolidated Schedule of Investments Long Short Fund^ (Unaudited)
January 31, 2024

Number of Shares		Value
Long Positions 96.0%
Common Stocks 81.3%
Aerospace & Defense 1.0%
245,678	Airbus SE	$39,133,027
61,643	Boeing Co.	13,009,139 *
75,000	L3Harris Technologies, Inc.	15,631,500
		67,773,666
Banks 1.5%
577,708	JPMorgan Chase & Co.	100,728,994
Beverages 1.8%
3,730,140	Keurig Dr Pepper, Inc.	117,275,602
Biotechnology 0.6%
233,927	AbbVie, Inc.	38,457,589
Broadline Retail 3.2%
1,375,233	Amazon.com, Inc.	213,436,162 *
Capital Markets 3.6%
1,466,976	Brookfield Corp. Class A	58,209,608
437,353	CME Group, Inc.	90,024,741
196,281	S&P Global, Inc.	88,002,586
		236,236,935
Chemicals 0.5%
327,560	Ashland, Inc.	30,666,167
Commercial Services 0.5%
2,041,517	Celebration Bidco Holdings LLC	30,622,755 *(a)(b)
Commercial Services & Supplies 1.0%
360,817	Waste Management, Inc.	66,978,460
Consumer Staples Distribution & Retail 2.8%
38,154	Costco Wholesale Corp.	26,512,451
736,366	Dollar Tree, Inc.	96,184,127 *
390,380	Walmart, Inc.	64,510,295
		187,206,873
Containers & Packaging 0.9%
281,092	Avery Dennison Corp.	56,063,799
Diversified Consumer Services 0.2%
1,090,006	European Wax Center, Inc. Class A	16,175,689 *
Electric Utilities 2.5%
1,529,413	FirstEnergy Corp.	56,098,869
1,874,795	NextEra Energy, Inc.	109,919,231
		166,018,100
Electrical Equipment 0.8%
905,549	nVent Electric PLC	54,369,162
Number of Shares		Value
Electronic Equipment, Instruments & Components 1.9%
410,733	Amphenol Corp. Class A	$41,525,106
204,159	CDW Corp.	46,286,929
278,570	TE Connectivity Ltd.	39,609,868
		127,421,903
Entertainment 1.2%
140,481	Netflix, Inc.	79,246,737 *
Financial Services 3.0%
207,084	MasterCard, Inc. Class A	93,028,345
1,866,780	Repay Holdings Corp.	14,635,555 *
333,561	Visa, Inc. Class A	91,148,879
		198,812,779
Food Products 1.0%
192,398	Lamb Weston Holdings, Inc.	19,709,251
586,967	Mondelez International, Inc. Class A	44,181,006
		63,890,257
Ground Transportation 2.6%
142,479	Canadian Pacific Kansas City Ltd.	11,465,285
501,316	Uber Technologies, Inc.	32,720,896 *
510,426	Union Pacific Corp.	124,508,214
		168,694,395
Health Care Equipment & Supplies 0.9%
912,378	Boston Scientific Corp.	57,717,032 *
Health Care Providers & Services 2.0%
45,833	Humana, Inc.	17,327,624
217,563	UnitedHealth Group, Inc.	111,335,690
		128,663,314
Hotels, Restaurants & Leisure 3.2%
493,755	First Watch Restaurant Group, Inc.	10,595,982 *
91,869	Marriott International, Inc. Class A	22,023,755
524,845	McDonald's Corp.	153,632,629
2,333,050	Sweetgreen, Inc. Class A	24,916,974 *
		211,169,340
Household Products 0.5%
207,314	Procter & Gamble Co.	32,577,322
Insurance 1.3%
473,786	Progressive Corp.	84,452,354
Interactive Media & Services 6.5%
1,154,478	Alphabet, Inc. Class A	161,742,368 *
2,708,386	Match Group, Inc.	103,947,855 *
412,683	Meta Platforms, Inc. Class A	161,004,145 *
		426,694,368

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
IT Services 0.6%
511,562	Okta, Inc.	$42,280,599 *
Life Sciences Tools & Services 1.1%
115,480	Illumina, Inc.	16,514,795 *
100,846	Thermo Fisher Scientific, Inc.	54,353,977
		70,868,772
Media 0.5%
2,311,288	Paramount Global Class B	33,721,692
Multi-Utilities 2.2%
2,413,791	CenterPoint Energy, Inc.	67,441,321
941,853	WEC Energy Group, Inc.	76,064,048
		143,505,369
Oil, Gas & Consumable Fuels 1.2%
530,710	Chevron Corp.	78,242,575
Personal Care Products 0.5%
1,370,563	Kenvue, Inc.	28,452,888
190,037	Oddity Tech Ltd. Class A	7,848,528 *(c)
		36,301,416
Pharmaceuticals 0.6%
253,833	Johnson & Johnson	40,334,064
Professional Services 3.2%
392,185	Equifax, Inc.	95,826,483
476,179	Jacobs Solutions, Inc.	64,174,644
2,519,710	Paycor HCM, Inc.	48,957,965 *
		208,959,092
Semiconductors & Semiconductor Equipment 2.6%
76,900	Advanced Micro Devices, Inc.	12,895,361 *
289,110	Analog Devices, Inc.	55,613,200
44,409	ASML Holding NV	38,627,836
104,053	NVIDIA Corp.	64,020,689
		171,157,086
Software 13.3%
198,288	Adobe, Inc.	122,498,361 *
359,091	Arctic Wolf Networks, Inc.	3,841,807 *#(a)(b)
91,770	Atlassian Corp. Class A	22,921,393 *
179,381	Grammarly, Inc. Class A	3,217,360 *#(a)(b)
111,775	Intuit, Inc.	70,566,911
41,693	Klaviyo, Inc. Class A	1,077,764 *
690,304	Microsoft Corp.	274,451,064
615,614	Salesforce, Inc.	173,042,939 *
71,994	ServiceNow, Inc.	55,104,208 *
247,022	Splunk, Inc.	37,885,764 *
63,967	Synopsys, Inc.	34,116,799 *
272,376	Workday, Inc. Class A	79,280,482 *
		878,004,852
Number of Shares		Value
Specialized REITs 1.4%
60,566	Equinix, Inc.	$50,255,850
187,930	SBA Communications Corp.	42,070,010
		92,325,860
Specialty Retail 6.4%
213,963	Asbury Automotive Group, Inc.	44,731,105 *
2,716,101	Chewy, Inc. Class A	48,400,920 *
2,026,590	Fanatics Holdings, Inc. Class A	160,728,853 *#(a)(b)
92,752	Home Depot, Inc.	32,737,746
1,393,439	TJX Cos., Inc.	132,251,295
		418,849,919
Technology Hardware, Storage & Peripherals 2.3%
805,422	Apple, Inc.	148,519,817
Textiles, Apparel & Luxury Goods 0.4%
275,403	NIKE, Inc. Class B	27,961,667

Total Common Stocks (Cost $3,707,538,579)		5,352,382,534
Preferred Stocks 0.8%
Entertainment 0.1%
39,203	A24 Films LLC	4,611,449 *#(a)(b)(d)
Internet 0.4%
23,000	Fabletics LLC Series G	25,904,900 *#(a)(b)
82,110	Savage X, Inc. Series C	3,757,354 *#(a)(b)
		29,662,254
IT Services 0.2%
959,038	Cybereason, Inc. Series F	441,157 *#(a)(b)
658,071	Druva, Inc. Series 4	5,580,442 *#(a)(b)
480,112	Druva, Inc. Series 5	4,599,473 *#(a)(b)
		10,621,072
Software 0.1%
55,626	Grammarly, Inc. Series 3	1,623,454 *#(a)(b)
180,619	Signifyd, Inc. Series Seed	1,405,216 *#(a)(b)
78,686	Signifyd, Inc. Series A	613,751 *#(a)(b)
325,371	Videoamp, Inc. Series F1	5,134,354 *#(a)(b)
		8,776,775
Total Preferred Stocks (Cost $58,686,273)		53,671,550

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Units		Value
Master Limited Partnerships and Limited Partnerships 2.5%
Multi-Utilities 1.0%
2,027,754	Brookfield Infrastructure Partners LP	$63,651,198
Oil, Gas & Consumable Fuels 1.5%
3,825,906	Enterprise Products Partners LP	102,381,245
Total Master Limited Partnerships and Limited Partnerships (Cost $134,587,333)		166,032,443

Principal Amount		Value
Corporate Bonds 2.5%
Beverages 0.1%
$11,355,000	PepsiCo, Inc., 2.75%, due 10/21/2051	$7,757,511
Computers 0.2%
19,030,000	Apple, Inc., 2.85%, due 8/5/2061	12,823,054
Diversified Financial Services 0.0%(e)
2,838,000	Mastercard, Inc., 2.95%, due 3/15/2051	2,052,480
Electric 0.1%
11,350,000	Florida Power & Light Co., 2.88%, due 12/4/2051	7,687,647
Healthcare - Services 0.2%
	UnitedHealth Group, Inc.
4,775,000	5.05%, due 4/15/2053	4,745,189
12,337,000	3.13%, due 5/15/2060	8,537,977
		13,283,166
Internet 0.8%
9,527,000	Alphabet, Inc., 2.25%, due 8/15/2060	5,696,615
15,187,000	Amazon.com, Inc., 3.25%, due 5/12/2061	10,947,463
	Meta Platforms, Inc.
6,693,000	5.60%, due 5/15/2053	7,142,771
18,990,000	4.65%, due 8/15/2062	17,409,342
478,000	5.75%, due 5/15/2063	518,407
9,590,000	Uber Technologies, Inc., 8.00%, due 11/1/2026	9,764,692 (f)
		51,479,290
Machinery - Diversified 0.0%(e)
2,850,000	nVent Finance SARL, 4.55%, due 4/15/2028	2,779,056 (g)
Miscellaneous Manufacturer 0.0%(e)
19,239,321	Anagram Holdings LLC/Anagram International, Inc., 5.00% Cash & 5.00% PIK, due 8/15/2026	0 #(a)(b)(h)(i)
Office - Business Equipment 0.1%
5,700,000	CDW LLC/CDW Finance Corp., 2.67%, due 12/1/2026	5,330,434

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Pharmaceuticals 0.2%
$20,880,000	Johnson & Johnson, 2.45%, due 9/1/2060	$12,730,810
Real Estate Investment Trusts 0.0%(e)
2,850,000	SBA Communications Corp., 3.88%, due 2/15/2027	2,719,815
Retail 0.3%
	Walmart, Inc.
20,880,000	2.65%, due 9/22/2051	14,206,470
4,770,000	4.50%, due 4/15/2053	4,529,710
		18,736,180
Software 0.5%
	Microsoft Corp.
20,890,000	2.50%, due 9/15/2050	13,792,053 (f)
11,392,000	2.68%, due 6/1/2060	7,504,967
	Oracle Corp.
1,950,000	6.90%, due 11/9/2052	2,289,921
9,467,000	3.85%, due 4/1/2060	6,873,019
		30,459,960
Total Corporate Bonds (Cost $176,404,184)		167,839,403
Loan Assignments(j) 0.3%
Equipment Leasing 0.2%
10,250,147	Celebration Bidco LLC, Term Loan, (3 mo. USD Term SOFR + 8.00%), 8.00%, due 12/28/2030	10,250,147 (a)(b)
Miscellaneous Manufacturer 0.1%
	Anagram Holdings LLC
2,152,051	Term Loan A, (1 mo. USD Term SOFR + 13.00%), 18.34%, due 5/13/2024	1,915,325 #(a)(b)
2,582,461	Term Loan B, (1 mo. USD Term SOFR + 13.00%), 18.34%, due 5/13/2024	2,582,461 #(a)(b)
4,734,512	Anagram International, Inc., Super Senior DIP Facility, 13.00%, due 5/8/2024	4,199,566 #(a)(b)(k)(l)
		8,697,352
Total Loan Assignments (Cost $19,403,459)		18,947,499

Convertible Bonds 0.3%
Software 0.3%
19,850	Arctic Wolf Networks, Inc., 0.00%, due 9/29/2027 (Cost $19,850,000)	20,514,975 #(a)(b)

Number of Shares
Warrants 0.1%
Diversified Consumer Services 0.1%
653,334	OneSpaWorld Holdings Ltd.Expires 6/12/2025 (Cost $0)	$5,213,606 *#(a)(b)
Total Purchased Option Contracts 0.0%(e) (Cost $918,192)		911,183

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Short-Term Investments 8.2%
Investment Companies 8.2%
529,338,344	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.30%(m)	$529,338,344
8,053,544	State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(m)	8,053,544 (n)
Total Short-Term Investments (Cost $537,391,888)		537,391,888
Total Long Positions (96.0%) (Cost $4,654,779,908)		6,322,905,081

Number of Shares		Value

Short Positions ((15.1)%)
Common Stocks Sold Short (14.5)%
Air Freight & Logistics (0.1)%
(76,587)	Expeditors International of Washington, Inc.	$(9,675,236)
Automobiles (0.3)%
(96,429)	Tesla, Inc.	(18,060,187)*
Broadline Retail (0.1)%
(122,934)	Etsy, Inc.	(8,182,487)*
Capital Markets (0.9)%
(364,696)	Moelis & Co.	(20,047,339)
(357,052)	T Rowe Price Group, Inc.	(38,722,290)
(58,769,629)
Commercial Services & Supplies (0.1)%
(707,496)	Steelcase, Inc.	(8,971,049)
Consumer Finance (0.4)%
(34,746)	Credit Acceptance Corp.	(18,800,018)*
(46,853)	World Acceptance Corp.	(6,152,268)*
(24,952,286)
Consumer Staples Distribution & Retail (1.2)%
(217,821)	BJ's Wholesale Club Holdings, Inc.	(14,014,603)*
(252,010)	Dollar General Corp.	(33,282,961)
(387,811)	Grocery Outlet Holding Corp.	(9,609,957)*
(283,208)	Kroger Co.	(13,067,217)
(139,261)	Sprouts Farmers Market, Inc.	(7,014,576)*
(76,989,314)
Electric Utilities (0.4)%
(532,628)	Exelon Corp.	(18,540,781)
(151,162)	Southern Co.	(10,508,782)
(29,049,563)
Number of Shares		Value

Electrical Equipment (0.3)%
(53,628)	Eaton Corp. PLC	$(13,196,778)
(229,380)	Sunrun, Inc.	(3,321,423)*
(16,518,201)
Entertainment (0.4)%
(302,879)	ROBLOX Corp.	(11,754,734)*
(1,717,722)	Warner Bros Discovery, Inc.	(17,211,574)*
(28,966,308)
Financial Services (0.3)%
(8,191)	Adyen NV	(10,273,043)*(f)
(148,317)	PayPal Holdings, Inc.	(9,099,248)*
(19,372,291)
Food Products (0.9)%
(158,134)	Campbell Soup Co.	(7,057,520)
(527,104)	Conagra Brands, Inc.	(15,365,082)
(6,862)	J & J Snack Foods Corp.	(1,092,636)
(201,224)	J M Smucker Co.	(26,471,017)
(114,491)	McCormick & Co., Inc.	(7,803,707)
(57,789,962)
Ground Transportation (0.1)%
(35,793)	Landstar System, Inc.	(6,862,234)
Health Care Providers & Services (0.4)%
(398,455)	agilon health, Inc.	(2,346,900)*
(132,092)	Centene Corp.	(9,947,849)*
(111,672)	DaVita, Inc.	(12,078,443)*
(24,373,192)
Hotels, Restaurants & Leisure (0.7)%
(165,088)	Cava Group, Inc.	(7,726,118)*
(105,442)	Darden Restaurants, Inc.	(17,142,760)
(281,302)	Planet Fitness, Inc.	(19,061,024)*
(43,929,902)
Independent Power and Renewable Electricity Producers (0.2)%
(450,058)	Clearway Energy, Inc.	(10,909,406)

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Insurance (0.4)%
(174,798)	Lemonade, Inc.	$(2,765,304)*
(25,807)	RenaissanceRe Holdings Ltd.	(5,905,416)
(373,063)	Ryan Specialty Holdings, Inc.	(16,161,089)*
(24,831,809)
Interactive Media & Services (0.4)%
(2,092,189)	fuboTV, Inc.	(5,209,550)*
(453,773)	Shutterstock, Inc.	(21,313,718)
(26,523,268)
IT Services (0.2)%
(76,157)	International Business Machines Corp.	(13,986,995)
Life Sciences Tools & Services (0.2)%
(34,713)	Agilent Technologies, Inc.	(4,516,161)
(3,616)	Mettler-Toledo International, Inc.	(4,329,039)*
(14,705)	Waters Corp.	(4,671,926)*
(13,517,126)
Machinery (0.7)%
(79,627)	Graco, Inc.	(6,792,183)
(79,389)	Illinois Tool Works, Inc.	(20,712,590)
(89,540)	Ingersoll Rand, Inc.	(7,150,665)
(84,550)	ITT, Inc.	(10,211,949)
(40,231)	Timken Co.	(3,295,321)
(48,162,708)
Media (0.9)%
(506,067)	Interpublic Group of Cos., Inc.	(16,695,150)
(232,180)	Omnicom Group, Inc.	(20,984,428)
(362,764)	Trade Desk, Inc.	(24,823,941)*
(62,503,519)
Passenger Airlines (0.0)%(e)
(584,577)	Joby Aviation, Inc.	(3,191,790)*
Personal Care Products (0.3)%
(127,753)	Estee Lauder Cos., Inc.	(16,862,119)
Number of Shares		Value

Professional Services (0.4)%
(70,080)	Paycom Software, Inc.	$(13,332,019)
(153,261)	Robert Half, Inc.	(12,190,380)
(25,522,399)
Real Estate Management & Development (0.4)%
(4,545,911)	Opendoor Technologies, Inc.	(15,547,015)*
(1,071,204)	Redfin Corp.	(8,741,025)*
(24,288,040)
Semiconductors & Semiconductor Equipment (0.3)%
(174,572)	ARM Holdings PLC	(12,337,003)*
(64,005)	Texas Instruments, Inc.	(10,248,481)
(22,585,484)
Software (1.1)%
(29,990)	HubSpot, Inc.	(18,323,890)*
(1,842,209)	Palantir Technologies, Inc.	(29,641,143)*
(778,470)	Samsara, Inc.	(24,443,958)*
(72,408,991)
Specialized REITs (0.7)%
(155,411)	Iron Mountain, Inc.	(10,493,351)
(337,993)	Lamar Advertising Co.	(35,381,107)
(45,874,458)
Specialty Retail (1.7)%
(239,913)	Best Buy Co., Inc.	(17,391,293)
(332,734)	CarMax, Inc.	(23,684,006)*
(345,355)	Floor & Decor Holdings, Inc.	(34,728,899)*
(224,441)	Foot Locker, Inc.	(6,320,259)
(418,229)	Sonic Automotive, Inc.	(21,145,658)
(172,953)	Upbound Group, Inc.	(5,742,040)
(109,012,155)
Total Common Stocks Sold Short (Proceeds $(893,992,645))		(952,642,108)

Principal Amount
Corporate Bonds Sold Short (0.6)%
Diversified Financial Services (0.1)%
$(5,000,000)	Radian Group, Inc., 4.88%, due 3/15/2027	$(4,871,709)
(5,000,000)	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.63%, due 3/1/2029	(4,453,486)(f)
(9,325,195)

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Insurance (0.0)%(e)
$(2,650,000)	Hartford Financial Services Group, Inc., 3 mo. USD Term SOFR + 2.39%, 7.77%, due 2/12/2047	$(2,297,963)(f)(j)
Lodging (0.1)%
(7,000,000)	Boyd Gaming Corp., 4.75%, due 12/1/2027	(6,788,250)
Media (0.1)%
(4,000,000)	iHeartCommunications, Inc., 8.38%, due 5/1/2027	(2,487,823)
(5,000,000)	Sirius XM Radio, Inc., 4.00%, due 7/15/2028	(4,547,891)(f)
(7,035,714)
Office Furnishings (0.1)%
(7,000,000)	Steelcase, Inc., 5.13%, due 1/18/2029	(6,723,710)
Pipelines (0.1)%
(8,170,000)	TransCanada PipeLines Ltd., (3 mo. USD LIBOR + 2.21%), 7.85%, due 5/15/2067	(6,907,846)(j)
Retail (0.1)%
(5,000,000)	Macy's Retail Holdings LLC, 5.88%, due 4/1/2029	(4,859,050)(f)
Total Corporate Bonds Sold Short (Proceeds $(45,762,900))		(43,937,728)
Total Short Positions (Proceeds $(939,755,545))		(996,579,836)

Total Investments 80.9% (Cost $3,715,024,363)		5,326,325,245
Other Assets Less Liabilities 19.1%		1,257,740,993 (o)
Net Assets 100.0%		$6,584,066,238

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of January 31, 2024 in accordance with procedures approved by the valuation designee. Total value of all such securities at January 31, 2024 amounted to $296,758,405, which represents 4.5% of net assets of the Fund.

(c)	All or a portion of this security is on loan at January 31, 2024. Total value of all such securities at January 31, 2024 amounted to $7,780,383 for the Fund.
(d)	Security represented in Units.
(e)	Represents less than 0.05% of net assets of the Fund.
(f)
Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At January 31,
2024, these securities amounted to $23,556,745 of long positions and $(26,431,432) of short positions, which represents 0.4% and (0.4)%, respectively, of net assets of the Fund.

(g)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
January 31, 2024.

(h)	Defaulted security.
(i)	Payment-in-kind (PIK) security.
(j)	Variable or floating rate security. The interest rate shown was the current rate as of January 31, 2024 and changes periodically.
(k)	All or a portion of this security was purchased on a delayed delivery basis.
(l)	All or a portion of this security had not settled as of January 31, 2024 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
(m)	Represents 7-day effective yield as of January 31, 2024.
(n)	Represents investment of cash collateral received from securities lending.
(o)	Includes the impact of the Fund’s open positions in derivatives at January 31, 2024.
#  This security is subject to restrictions on resale. Total value of all such securities at January 31, 2024 amounted to $255,885,503, which represents 3.9% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 1/31/2024	Fair Value Percentage of Net Assets as of 1/31/2024
A24 Films LLC (Preferred Units)	2/25/2022	$4,463,654	$4,611,449	0.1%
Anagram Holdings LLC	11/8/2023	2,015,023	1,915,325	0.0%
Anagram Holdings LLC	11/8/2023	2,582,461	2,582,461	0.0%
Anagram Holdings LLC/Anagram International, Inc.	7/30/2020	11,170,595	—	0.0%
Anagram International, Inc.	11/8/2023	4,555,828	4,199,566	0.1%
Arctic Wolf Networks, Inc.	12/31/2021	3,950,001	3,841,807	0.1%
Arctic Wolf Networks, Inc. (Convertible Bonds)	9/30/2022	19,850,000	20,514,975	0.3%
Cybereason, Inc. (Series F Preferred Shares)	7/19/2021	4,750,000	441,157	0.0%
Druva, Inc. (Series 4 Preferred Shares)	6/14/2019	3,429,998	5,580,442	0.1%
Druva, Inc. (Series 5 Preferred Shares)	4/1/2021	4,500,000	4,599,473	0.1%
Fabletics LLC (Series G Preferred Shares)	1/10/2022	23,000,000	25,904,900	0.4%
Fanatics Holdings, Inc. Class A	8/13/2020-4/29/2021	35,957,294	160,728,853	2.4%
Grammarly, Inc. (Series 3 Preferred Shares)	12/23/2021-1/24/2022	1,458,063	1,623,454	0.0%
Grammarly, Inc. Class A	12/23/2021-1/24/2022	4,701,917	3,217,360	0.0%
OneSpaWorld Holdings Ltd.	6/12/2020	—	5,213,606	0.1%
Savage X, Inc. (Series C Preferred Shares)	11/30/2021	3,949,983	3,757,354	0.1%
Signifyd, Inc. (Series A Preferred Shares)	5/24/2021	2,427,463	613,751	0.0%
Signifyd, Inc. (Series Seed Preferred Shares)	5/24/2021	5,572,107	1,405,216	0.0%
Videoamp, Inc. (Series F1 Preferred Shares)	1/4/2022	5,135,005	5,134,354	0.1%
Total		$143,469,392	$255,885,503	3.9%

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At January 31, 2024, open positions in futures for the Fund were as follows:

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2024	1,034	NASDAQ 100 E-Mini Index	$(356,569,730)	$(15,375,697)
3/2024	3,846	S&P 500 E-Mini Index	(936,597,150)	(36,074,279)
Total Futures				$(51,449,976)
Total return basket swap contracts ("total return basket swaps")
At January 31, 2024, the Fund had outstanding total return basket swaps(a) as follows:
Over-the-counter total return basket swaps—Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBOEC1	4.93%	(0.40)%	FEDL01	1M/T	7/19/2025	$(4,244,867)
JPM	JPNBGCND	4.67%	(0.65)%	OBFR	1M/T	11/1/2024	(7,710,268)
JPM	JPNBLQGS	5.35%	0.03%	OBFR	1M/T	7/19/2024	(14,073,878)
JPM	JPNBLQGS	5.35%	0.03%	OBFR	1M/T	7/19/2024	(3,231,741)
JPM	JPNBLQGS	5.35%	0.03%	OBFR	1M/T	7/19/2024	(3,102,649)
Total							$(32,363,403)
(a) The following table represents required component disclosures associated with the total return basket swaps:
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1
Super Micro Computer Inc	(24,196)	$(24,209,244)	$(578,836)	12.9%
United Rentals Inc	(5,113)	(6,040,718)	(144,432)	3.2%
Jabil Inc	(24,181)	(5,723,592)	(136,849)	3.1%
Onto Innovation Inc	(18,179)	(5,546,651)	(132,619)	3.0%
EMCOR Group Inc	(12,611)	(5,434,605)	(129,940)	2.9%
WW Grainger Inc	(2,818)	(4,768,953)	(114,024)	2.6%
Signet Jewelers Ltd	(23,277)	(4,374,618)	(104,596)	2.3%
XPO Inc	(26,832)	(4,331,093)	(103,555)	2.3%
Flex Ltd	(88,959)	(3,989,819)	(95,395)	2.1%
Herc Holdings Inc	(13,993)	(3,899,131)	(93,227)	2.1%
Group 1 Automotive Inc	(7,802)	(3,833,184)	(91,650)	2.1%
GMS Inc	(23,094)	(3,671,935)	(87,795)	2.0%
Matson Inc	(16,948)	(3,587,150)	(85,768)	1.9%
A O Smith Corp	(22,737)	(3,333,804)	(79,710)	1.8%
Microchip Technology Inc	(20,648)	(3,322,789)	(79,447)	1.8%
STMicroelectronics NV	(39,382)	(3,282,586)	(78,486)	1.8%

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1 (cont’d)
Landstar System Inc	(8,919)	$(3,230,361)	$(77,237)	1.7%
Steven Madden Ltd	(40,461)	(3,201,277)	(76,542)	1.7%
NXP Semiconductors NV	(7,855)	(3,124,874)	(74,715)	1.7%
ON Semiconductor Corp	(22,973)	(3,087,096)	(73,812)	1.7%
Masco Corp	(24,036)	(3,055,643)	(73,060)	1.6%
CSX Corp	(44,639)	(3,010,688)	(71,985)	1.6%
Photronics Inc	(53,922)	(2,976,678)	(71,172)	1.6%
Cummins Inc	(6,564)	(2,967,372)	(70,949)	1.6%
Boyd Gaming Corp	(24,705)	(2,963,272)	(70,851)	1.6%
U-Haul Holding Co	(24,409)	(2,945,258)	(70,420)	1.6%
Knight-Swift Transportation Holdings Inc	(26,680)	(2,892,216)	(69,152)	1.5%
Churchill Downs Inc	(12,535)	(2,864,688)	(68,494)	1.5%
Morgan Stanley	(16,508)	(2,720,764)	(65,053)	1.5%
Popular Inc	(16,850)	(2,720,126)	(65,037)	1.5%
Macy's Inc	(77,556)	(2,679,862)	(64,075)	1.4%
Boot Barn Holdings Inc	(19,592)	(2,655,391)	(63,490)	1.4%
Avis Budget Group Inc	(8,486)	(2,624,485)	(62,751)	1.4%
Bank of America Corp	(39,944)	(2,566,509)	(61,364)	1.4%
Hibbett Inc	(20,101)	(2,531,079)	(60,517)	1.4%
Discover Financial Services	(12,383)	(2,468,528)	(59,022)	1.3%
Texas Instruments Inc	(8,022)	(2,426,750)	(58,023)	1.3%
Korn Ferry	(21,674)	(2,402,334)	(57,439)	1.3%
Ford Motor Co	(108,429)	(2,400,815)	(57,403)	1.3%
Power Integrations Inc	(16,842)	(2,385,124)	(57,028)	1.3%
Werner Enterprises Inc	(31,641)	(2,364,162)	(56,526)	1.3%
Customers Bancorp Inc	(23,398)	(2,362,287)	(56,482)	1.3%
Diodes Inc	(18,475)	(2,349,760)	(56,182)	1.3%
Sonic Automotive Inc	(20,557)	(1,963,588)	(46,949)	1.1%
ABM Industries Inc	(25,351)	(1,953,555)	(46,709)	1.0%
United Parcel Service Inc	(7,057)	(1,891,967)	(45,236)	1.0%
Badger Meter Inc	(6,814)	(1,853,703)	(44,322)	1.0%
FormFactor Inc	(24,226)	(1,774,459)	(42,427)	0.9%
Buckle Inc/The	(25,183)	(1,769,398)	(42,306)	0.9%
Granite Construction Inc	(19,790)	(1,686,538)	(40,325)	0.9%
Other Securities	(129,825)	(10,725,800)	(256,448)	5.5%
		$(186,946,279)	$(4,469,832)
Accrued Net Interest Receivable/(Payable)			224,965
$(4,244,867)
JPNBGCND
Amazon.com Inc	(60,010)	(13,608,422)	(1,662,785)	21.2%
Home Depot Inc/The	(6,566)	(3,386,278)	(413,762)	5.3%
Toyota Motor Corp	(94,491)	(2,829,982)	(345,790)	4.4%
LVMH Moet Hennessy Louis Vuitton SE	(2,153)	(2,640,342)	(322,618)	4.1%
McDonald's Corp	(5,729)	(2,450,371)	(299,406)	3.8%
Lowe's Cos Inc	(6,265)	(1,948,399)	(238,071)	3.0%
Booking Holdings Inc	(368)	(1,886,342)	(230,488)	2.9%

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBGCND (cont’d)
Sony Group Corp	(10,159)	$(1,490,370)	$(182,105)	2.3%
NIKE Inc	(9,846)	(1,460,637)	(178,472)	2.3%
TJX Cos Inc/The	(10,297)	(1,427,939)	(174,477)	2.2%
Starbucks Corp	(9,922)	(1,348,706)	(164,796)	2.1%
O'Reilly Automotive Inc	(728)	(1,087,843)	(132,921)	1.7%
Hermes International SCA	(343)	(1,065,965)	(130,248)	1.7%
Cie Financiere Richemont SA	(4,769)	(1,045,567)	(127,756)	1.6%
Chipotle Mexican Grill Inc	(293)	(1,029,774)	(125,826)	1.6%
AutoZone Inc	(254)	(1,023,972)	(125,117)	1.6%
Mercedes-Benz Group AG	(8,729)	(869,687)	(106,265)	1.4%
DR Horton Inc	(4,057)	(847,137)	(103,510)	1.3%
Marriott International Inc/MD	(2,381)	(833,973)	(101,901)	1.3%
Target Corp	(4,101)	(833,299)	(101,819)	1.3%
Hilton Worldwide Holdings Inc	(2,763)	(770,925)	(94,198)	1.2%
Compass Group PLC	(18,615)	(753,453)	(92,063)	1.2%
Lennar Corp	(3,402)	(744,911)	(91,019)	1.2%
Ross Stores Inc	(3,509)	(719,222)	(87,880)	1.1%
Honda Motor Co Ltd	(42,569)	(712,043)	(87,003)	1.1%
General Motors Co	(11,283)	(639,676)	(78,161)	1.0%
Industria de Diseno Textil SA	(10,094)	(635,410)	(77,639)	1.0%
Oriental Land Co Ltd/Japan	(11,347)	(623,253)	(76,154)	1.0%
Fast Retailing Co Ltd	(1,507)	(597,725)	(73,035)	0.9%
Ford Motor Co	(34,324)	(587,795)	(71,821)	0.9%
Yum! Brands Inc	(3,018)	(571,097)	(69,781)	0.9%
Bayerische Motoren Werke AG	(3,570)	(547,705)	(66,923)	0.9%
eBay Inc	(8,441)	(506,554)	(61,895)	0.8%
Denso Corp	(19,312)	(451,332)	(55,147)	0.7%
Cie Generale des Etablissements Michelin SCA	(8,882)	(433,963)	(53,025)	0.7%
Toyota Industries Corp	(3,326)	(417,907)	(51,063)	0.7%
Ulta Beauty Inc	(567)	(416,039)	(50,835)	0.6%
adidas AG	(1,475)	(411,778)	(50,314)	0.6%
Kering SA	(673)	(408,692)	(49,937)	0.6%
Dollar General Corp	(2,084)	(402,076)	(49,129)	0.6%
Dollar Tree Inc	(2,011)	(383,759)	(46,891)	0.6%
Aptiv PLC	(3,177)	(377,599)	(46,138)	0.6%
Sekisui House Ltd	(10,731)	(358,566)	(43,812)	0.6%
MGM Resorts International	(5,650)	(358,014)	(43,745)	0.6%
InterContinental Hotels Group PLC	(2,558)	(356,545)	(43,566)	0.6%
Bridgestone Corp	(5,524)	(355,366)	(43,421)	0.6%
Genuine Parts Co	(1,715)	(351,482)	(42,947)	0.5%
Volkswagen AG	(1,818)	(345,319)	(42,194)	0.5%
Panasonic Holdings Corp	(24,348)	(342,368)	(41,833)	0.5%
Bandai Namco Holdings Inc	(10,494)	(336,823)	(41,156)	0.5%

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBGCND (cont’d)
Other Securities	(206,152)	$(6,023,950)	$(736,054)	9.6%
		$(64,056,352)	$(7,826,912)
Accrued Net Interest Receivable/(Payable)			116,644
$(7,710,268)
JPNBLQGS
Jabil Inc	(4,615)	(1,726,759)	(372,798)	2.6%
Palo Alto Networks Inc	(1,647)	(1,664,705)	(359,401)	2.5%
Sprouts Farmers Market Inc	(10,157)	(1,527,871)	(329,859)	2.3%
GoDaddy Inc	(4,396)	(1,400,089)	(302,272)	2.1%
Nutanix Inc	(8,264)	(1,386,998)	(299,445)	2.1%
Take-Two Interactive Software Inc	(2,783)	(1,370,642)	(295,914)	2.1%
Performance Food Group Co	(5,828)	(1,264,926)	(273,091)	1.9%
Pure Storage Inc	(9,927)	(1,185,558)	(255,955)	1.8%
Dropbox Inc	(11,625)	(1,099,834)	(237,448)	1.7%
Crowdstrike Holdings Inc	(1,187)	(1,036,759)	(223,831)	1.6%
Monolithic Power Systems Inc	(535)	(962,498)	(207,798)	1.5%
Coty Inc	(25,393)	(916,061)	(197,773)	1.4%
Microchip Technology Inc	(3,516)	(894,494)	(193,116)	1.4%
Cencora Inc	(1,249)	(867,673)	(187,326)	1.3%
StoneCo Ltd	(16,740)	(859,376)	(185,535)	1.3%
NXP Semiconductors NV	(1,335)	(839,780)	(181,304)	1.3%
New York Times Co/The	(5,750)	(833,856)	(180,025)	1.3%
Marvell Technology Inc	(3,930)	(794,517)	(171,532)	1.2%
Dynatrace Inc	(4,599)	(782,906)	(169,025)	1.2%
HubSpot Inc	(394)	(718,982)	(155,224)	1.1%
MongoDB Inc	(597)	(714,656)	(154,290)	1.1%
Wix.com Ltd	(1,851)	(701,293)	(151,405)	1.1%
Electronic Arts Inc	(1,700)	(698,403)	(150,781)	1.1%
Palantir Technologies Inc	(14,212)	(682,911)	(147,437)	1.0%
F5 Inc	(1,241)	(681,030)	(147,031)	1.0%
Elastic NV	(1,892)	(661,457)	(142,805)	1.0%
Datadog Inc	(1,655)	(614,982)	(132,771)	0.9%
Coherent Corp	(4,315)	(612,552)	(132,247)	0.9%
PulteGroup Inc	(1,954)	(610,193)	(131,737)	0.9%
Live Nation Entertainment Inc	(2,288)	(607,062)	(131,061)	0.9%
Zscaler Inc	(861)	(606,149)	(130,864)	0.9%
Maximus Inc	(2,452)	(593,938)	(128,228)	0.9%
Murphy USA Inc	(563)	(592,269)	(127,868)	0.9%
Trade Desk Inc/The	(2,842)	(580,729)	(125,376)	0.9%
Pinterest Inc	(5,109)	(571,685)	(123,424)	0.9%
Taylor Morrison Home Corp	(3,584)	(558,020)	(120,473)	0.8%
Silicon Laboratories Inc	(1,450)	(534,011)	(115,290)	0.8%
Royal Caribbean Cruises Ltd	(1,394)	(530,737)	(114,583)	0.8%
Lumentum Holdings Inc	(3,142)	(515,537)	(111,302)	0.8%
MDC Holdings Inc	(2,652)	(495,647)	(107,007)	0.8%
Snowflake Inc	(840)	(490,705)	(105,940)	0.7%

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Azenta Inc	(2,468)	$(480,492)	$(103,735)	0.7%
Booking Holdings Inc	(45)	(475,336)	(102,622)	0.7%
Meritage Homes Corp	(960)	(474,827)	(102,513)	0.7%
Molina Healthcare Inc	(443)	(471,225)	(101,735)	0.7%
RenaissanceRe Holdings Ltd	(686)	(468,980)	(101,250)	0.7%
Texas Roadhouse Inc	(1,244)	(466,881)	(100,797)	0.7%
Hyatt Hotels Corp	(1,200)	(459,985)	(99,308)	0.7%
Lennar Corp	(986)	(441,028)	(95,216)	0.7%
KB Home	(2,436)	(433,526)	(93,596)	0.7%
Other Securities	(275,209)	(26,795,743)	(5,785,054)	40.9%
		$(65,756,273)	$(14,196,418)
Accrued Net Interest Receivable/(Payable)			122,540
$(14,073,878)
JPNBLQGS
Jabil Inc	(1,117)	(417,875)	(85,655)	2.6%
Palo Alto Networks Inc	(399)	(402,858)	(82,577)	2.5%
Sprouts Farmers Market Inc	(2,458)	(369,744)	(75,789)	2.3%
GoDaddy Inc	(1,064)	(338,821)	(69,451)	2.1%
Nutanix Inc	(2,000)	(335,653)	(68,801)	2.1%
Take-Two Interactive Software Inc	(673)	(331,695)	(67,990)	2.1%
Performance Food Group Co	(1,410)	(306,112)	(62,746)	1.9%
Pure Storage Inc	(2,402)	(286,905)	(58,809)	1.8%
Dropbox Inc	(2,813)	(266,159)	(54,557)	1.7%
Crowdstrike Holdings Inc	(287)	(250,896)	(51,428)	1.6%
Monolithic Power Systems Inc	(129)	(232,924)	(47,744)	1.5%
Coty Inc	(6,145)	(221,687)	(45,441)	1.4%
Microchip Technology Inc	(851)	(216,467)	(44,371)	1.4%
Cencora Inc	(302)	(209,977)	(43,041)	1.3%
StoneCo Ltd	(4,051)	(207,969)	(42,629)	1.3%
NXP Semiconductors NV	(323)	(203,227)	(41,657)	1.3%
New York Times Co/The	(1,392)	(201,793)	(41,363)	1.3%
Marvell Technology Inc	(951)	(192,273)	(39,412)	1.2%
Dynatrace Inc	(1,113)	(189,463)	(38,836)	1.2%
HubSpot Inc	(95)	(173,994)	(35,665)	1.1%
MongoDB Inc	(145)	(172,946)	(35,450)	1.1%
Wix.com Ltd	(448)	(169,713)	(34,787)	1.1%
Electronic Arts Inc	(411)	(169,013)	(34,644)	1.1%
Palantir Technologies Inc	(3,439)	(165,264)	(33,875)	1.0%
F5 Inc	(300)	(164,809)	(33,782)	1.0%
Elastic NV	(458)	(160,073)	(32,811)	1.0%
Datadog Inc	(400)	(148,825)	(30,506)	0.9%
Coherent Corp	(1,044)	(148,237)	(30,385)	0.9%
PulteGroup Inc	(473)	(147,667)	(30,268)	0.9%
Live Nation Entertainment Inc	(554)	(146,909)	(30,113)	0.9%
Zscaler Inc	(208)	(146,688)	(30,068)	0.9%
Maximus Inc	(593)	(143,733)	(29,462)	0.9%

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Murphy USA Inc	(136)	$(143,329)	$(29,379)	0.9%
Trade Desk Inc/The	(688)	(140,536)	(28,807)	0.9%
Pinterest Inc	(1,236)	(138,348)	(28,358)	0.9%
Taylor Morrison Home Corp	(867)	(135,041)	(27,680)	0.8%
Silicon Laboratories Inc	(351)	(129,230)	(26,489)	0.8%
Royal Caribbean Cruises Ltd	(337)	(128,438)	(26,327)	0.8%
Lumentum Holdings Inc	(760)	(124,760)	(25,573)	0.8%
MDC Holdings Inc	(642)	(119,946)	(24,586)	0.8%
Snowflake Inc	(203)	(118,750)	(24,341)	0.7%
Azenta Inc	(597)	(116,279)	(23,835)	0.7%
Booking Holdings Inc	(11)	(115,031)	(23,579)	0.7%
Meritage Homes Corp	(232)	(114,908)	(23,554)	0.7%
Molina Healthcare Inc	(107)	(114,036)	(23,375)	0.7%
RenaissanceRe Holdings Ltd	(166)	(113,493)	(23,264)	0.7%
Texas Roadhouse Inc	(301)	(112,985)	(23,159)	0.7%
Hyatt Hotels Corp	(290)	(111,316)	(22,817)	0.7%
Lennar Corp	(238)	(106,729)	(21,877)	0.7%
KB Home	(590)	(104,913)	(21,505)	0.7%
Other Securities	(66,606)	(6,484,564)	(1,329,190)	40.9%
		$(15,913,001)	$(3,261,808)
Accrued Net Interest Receivable/(Payable)			30,067
$(3,231,741)
JPNBLQGS
Jabil Inc	(1,117)	(417,879)	(82,273)	2.6%
Palo Alto Networks Inc	(399)	(402,862)	(79,317)	2.5%
Sprouts Farmers Market Inc	(2,458)	(369,748)	(72,797)	2.3%
GoDaddy Inc	(1,064)	(338,824)	(66,709)	2.1%
Nutanix Inc	(2,000)	(335,656)	(66,085)	2.1%
Take-Two Interactive Software Inc	(673)	(331,698)	(65,306)	2.1%
Performance Food Group Co	(1,410)	(306,114)	(60,269)	1.9%
Pure Storage Inc	(2,402)	(286,907)	(56,487)	1.8%
Dropbox Inc	(2,813)	(266,162)	(52,403)	1.7%
Crowdstrike Holdings Inc	(287)	(250,898)	(49,397)	1.6%
Monolithic Power Systems Inc	(129)	(232,926)	(45,859)	1.5%
Coty Inc	(6,145)	(221,689)	(43,647)	1.4%
Microchip Technology Inc	(851)	(216,469)	(42,619)	1.4%
Cencora Inc	(302)	(209,979)	(41,341)	1.3%
StoneCo Ltd	(4,051)	(207,971)	(40,946)	1.3%
NXP Semiconductors NV	(323)	(203,228)	(40,012)	1.3%
New York Times Co/The	(1,392)	(201,795)	(39,730)	1.3%
Marvell Technology Inc	(951)	(192,275)	(37,856)	1.2%
Dynatrace Inc	(1,113)	(189,465)	(37,302)	1.2%
HubSpot Inc	(95)	(173,995)	(34,257)	1.1%
MongoDB Inc	(145)	(172,948)	(34,050)	1.1%
Wix.com Ltd	(448)	(169,714)	(33,414)	1.1%
Electronic Arts Inc	(411)	(169,015)	(33,276)	1.1%

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Palantir Technologies Inc	(3,439)	$(165,266)	$(32,538)	1.0%
F5 Inc	(300)	(164,811)	(32,448)	1.0%
Elastic NV	(458)	(160,074)	(31,516)	1.0%
Datadog Inc	(400)	(148,827)	(29,301)	0.9%
Coherent Corp	(1,044)	(148,239)	(29,186)	0.9%
PulteGroup Inc	(473)	(147,668)	(29,073)	0.9%
Live Nation Entertainment Inc	(554)	(146,910)	(28,924)	0.9%
Zscaler Inc	(208)	(146,689)	(28,881)	0.9%
Maximus Inc	(593)	(143,734)	(28,299)	0.9%
Murphy USA Inc	(136)	(143,330)	(28,219)	0.9%
Trade Desk Inc/The	(688)	(140,538)	(27,669)	0.9%
Pinterest Inc	(1,236)	(138,349)	(27,239)	0.9%
Taylor Morrison Home Corp	(867)	(135,042)	(26,587)	0.8%
Silicon Laboratories Inc	(351)	(129,232)	(25,443)	0.8%
Royal Caribbean Cruises Ltd	(337)	(128,439)	(25,287)	0.8%
Lumentum Holdings Inc	(760)	(124,761)	(24,563)	0.8%
MDC Holdings Inc	(642)	(119,948)	(23,616)	0.8%
Snowflake Inc	(203)	(118,752)	(23,380)	0.7%
Azenta Inc	(597)	(116,280)	(22,894)	0.7%
Booking Holdings Inc	(11)	(115,032)	(22,648)	0.7%
Meritage Homes Corp	(232)	(114,909)	(22,624)	0.7%
Molina Healthcare Inc	(107)	(114,037)	(22,452)	0.7%
RenaissanceRe Holdings Ltd	(166)	(113,494)	(22,345)	0.7%
Texas Roadhouse Inc	(301)	(112,986)	(22,245)	0.7%
Hyatt Hotels Corp	(290)	(111,317)	(21,916)	0.7%
Lennar Corp	(238)	(106,730)	(21,013)	0.7%
KB Home	(590)	(104,914)	(20,656)	0.7%
Other Securities	(66,607)	(6,484,617)	(1,276,709)	40.9%
		$(15,913,142)	$(3,133,023)
Accrued Net Interest Receivable/(Payable)			30,374
$(3,102,649)
Total Return Basket Swaps, at Value			$(32,363,403)

(b)
The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)	Effective rate at January 31, 2024.
Total return swap contracts ("total return swaps")
At January 31, 2024, the Fund had outstanding over-the-counter total return swaps as follows:
Over-the-counter total return swaps—Short(a)

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	S&P 500 Equal Weight Total Return Index	USD	(35,141,373)	5/2/2025	5.67%	0.35%	SOFR	1M/T	$(3,485,301)	$79,773	$(3,405,528)
JPM	S&P Retail Select Industry Index	USD	(31,069,047)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	(915,273)	71,297	(843,976)
JPM	S&P Retail Select Industry Index	USD	(3,325,721)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	(309,290)	6,124	(303,166)
JPM	S&P Retail Select Industry Index	USD	(7,716,543)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	(211,347)	15,235	(196,112)
JPM	S&P Retail Select Industry Index	USD	(49,443,838)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	(6,673,757)	86,822	(6,586,935)
Total									$(11,594,968)	$259,251	$(11,335,717)

(a)	The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.
(b)	Effective rate at January 31, 2024.

Contracts for Difference

Counterparty	Number of Units	Reference Entity	Notional Amount		Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CITI	(100,000)	Birkenstock Holding PLC	USD	(4,639,000)	1M/T	4/11/2025	$(988,690)	$(2,307)	$(990,997)
The Fund receives a rate based on SOFR less a 7.16% spread.
Purchased option contracts ("options purchased")
At January 31, 2024, the Fund had outstanding options purchased as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Interactive Media & Services
Match Group, Inc.	3,458	$13,271,804	$42.5	6/21/2024	$911,183
Total options purchased (cost $918,192)					$911,183

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Written option contracts ("options written")
At January 31, 2024, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Diversified Consumer Services
H+R Block, Inc.	3,289	$(15,405,676)	$50	1/17/2025	$(1,430,715)
Total calls					$(1,430,715)
Puts
Interactive Media & Services
Match Group, Inc.	3,458	(13,271,804)	32.5	6/21/2024	(484,120)
Specialty Retail
Chewy, Inc.	17,157	(30,573,774)	15	7/19/2024	(2,582,129)
Total puts					$(3,066,249)
Total options written (premium received $3,944,128)					$(4,496,964)
At January 31, 2024, the Fund had securities pledged in the amount of $10,723,126 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see the Notes to Consolidated Schedule of Investments), of inputs used to value the Fund’s investments as of January 31, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Aerospace & Defense	$28,640,639	$39,133,027	$—	$67,773,666
Commercial Services	—	—	30,622,755	30,622,755
Software	870,945,685	—	7,059,167	878,004,852
Specialty Retail	258,121,066	—	160,728,853	418,849,919
Other Common Stocks#	3,957,131,342	—	—	3,957,131,342
Total Common Stocks	5,114,838,732	39,133,027	198,410,775	5,352,382,534
Preferred Stocks#	—	—	53,671,550	53,671,550
Master Limited Partnerships and Limited Partnerships#	166,032,443	—	—	166,032,443
Corporate Bonds#	—	167,839,403	—	167,839,403
Loan Assignments#	—	—	18,947,499	18,947,499
Convertible Bonds#	—	—	20,514,975	20,514,975
Warrants#	—	—	5,213,606	5,213,606
Options Purchased@	911,183	—	—	911,183
Short-Term Investments	—	537,391,888	—	537,391,888
Total Investments	$5,281,782,358	$744,364,318	$296,758,405	$6,322,905,081

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
@	The “Purchased option contracts” table under Derivative Instruments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
(000's omitted)	Beginning balance as of 11/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 1/31/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 1/31/2024
Investments in Securities:
Common Stocks(1)	$167,788	$—	$—	$—	$30,623	$—	$—	$—	$198,411	$—
Preferred Stocks(1)	54,548	—	—	(876)	—	—	—	—	53,672	(876)
Corporate Bonds(2)	13,275	110	—	(13,385)	—	—	—	—	—	(13,385)
Loan Assignments(1)	—	170	—	(456)	19,233	—	—	—	18,947	(456)
Convertible Bonds(1)	20,515	—	—	—	—	—	—	—	20,515	—
Warrants(2)	3,443	—	—	1,771	—	—	—	—	5,214	1,771
Total	$259,569	$280	$—	$(12,946)	$49,856	$—	$—	$—	$296,759	$(12,946)

(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 1/31/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$198,410,775	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	1.8x - 11.9x	4.2x	Increase
			Discount rate	4.9% - 5.1%	5.0%	Decrease
			Term (Years)	2.2 - 3.2	2.6	Increase
			Expected Volatility	65% - 80%	73.2%	Increase
Preferred Stocks	441,157	Market Approach	Transaction Price	$0.46	$0.46	Increase
Preferred Stocks	48,618,944	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	0.7x - 10.5x	4.3x	Increase
			Discount Rate	0.3% - 5.4%	5.1%	Decrease
			Term (Years)	1.2 - 3.2	1.4	Increase
			Expected Volatility	55% - 70%	61.1%	Increase
Preferred Units	4,611,449	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	2.5x	2.5x	Increase
			Discount Rate	4.9%	4.9%	Decrease
			Term (Years)	3.3	3.3	Increase
			Expected Volatility	20.0%	20.0%	Increase
Convertible Bonds	20,514,975	Income Approach	Credit Yield Spread	4.9%	4.9%	Decrease
Loan Assignments	8,697,352	Market Approach	Transaction Price (of Par Value)	88.7% - 100%	92.1%	Increase
Loan Assignments	10,250,147	Income Approach	Credit Yield Spread	5.0%	5.0%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) At January 31, 2024, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see the Notes to Consolidated Schedule of Investments), of inputs used to value the Fund’s short investments as of January 31, 2024:
Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short#	$(942,369,065)	$(10,273,043)	$—	$(952,642,108)
Corporate Bonds Sold Short#	—	(43,937,728)	—	(43,937,728)
Total Short Positions	$(942,369,065)	$(54,210,771)	$—	$(996,579,836)

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
The following is a summary, categorized by Level (see the Notes to Consolidated Schedule of Investments), of inputs used to value the Fund’s derivatives as of January 31, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Liabilities	$(51,449,976)	$—	$—	$(51,449,976)
Swaps
Liabilities	—	(44,690,117)	—	(44,690,117)
Options Written
Liabilities	(4,496,964)	—	—	(4,496,964)
Total	$(55,946,940)	$(44,690,117)	$—	$(100,637,057)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

Notes to Consolidated Schedule of Investments Long Short Fund (Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Long Short Fund (the “Fund”) are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, master limited partnerships and limited partnerships, warrants and exchange-traded options purchased and written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Fund's investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit-specific details, relevant listed bond and preferred stock prices and Other Market Information.
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.

Notes to Consolidated Schedule of Investments Long Short Fund (Unaudited)  (cont’d)
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
The value of contracts for difference ("CFD") is determined primarily by obtaining valuations from independent pricing services, which are based on references to the underlying asset and the stated reference rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time, on days the New York Stock Exchange is open for business. Management has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time at which the Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.

Notes to Consolidated Schedule of Investments Long Short Fund (Unaudited)  (cont’d)
at which the Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company, Long Short formed NB A24 Long Short Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Long Short.
As of January 31, 2024, the value of Long Short's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$4,588,465	0.1%
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.

Notes to Consolidated Schedule of Investments Long Short Fund (Unaudited) (cont'd)
Legend

Benchmarks:
FEDL01	= United States Federal Funds Effective Rate
LIBOR	= London Interbank Offered Rate
OBFR	= United States Overnight Bank Funding Rate
SOFR	= Secured Overnight Financing Rate
Counterparties:
CITI	= Citibank, N.A.
GSI	= Goldman Sachs International
JPM	= JPMorgan Chase Bank N.A.
Index Periods/Payment Frequencies:
1M	= 1 Month
T	= Termination
Other Abbreviations:
Management	= Neuberger Berman Investment Advisers LLC

Currency Abbreviations:
USD	= United States Dollar
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.